UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                                (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: Last day of February

Date of reporting period: February 28, 2014

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2014
For the period from August 14, 2013 (Date of Initial Public Investment) to February 28, 2014

Arin Large Cap Theta Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Arin Large Cap Theta Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Arin Large Cap Theta Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Arin Large Cap Theta Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Arin Large Cap Theta Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: common stocks, ETF risks, futures risk, general market risk, investment advisor risk, large-cap securities risk, new fund risk, operating risk, risks from purchasing options, risks from writing options, and trading strategies based on volatility. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863. The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about April 29, 2014.

For More Information on Your Arin Large Cap Theta Fund:

See Our Web site @ arinllc.com
or
Call Our Shareholder Services Group at 800-773-3863.

200 Four Falls, Suite 211 1001 Conshohocken State Road West Conshohocken, PA 19428 (610) 822-3400 ~ Fax (484) 351-8093 Email: jdesipio@arinllc.com www.arinllc.com

March 7, 2014

Dear Fellow Shareholders of the Arin Large Cap Theta Fund:

Question: When is a six month return of 6.67% less than what we hoped for?
Answer:  When the benchmark index returned over 11.60%!

And so we share for your review the Annual Report for the Arin Large Cap Theta Fund (“Theta”) for the period ending February 28, 2014. The return for the Fund during this inception period was 6.67% for the Institutional share class and 6.75% for the Advisor share class.  This compares to 11.60% for the S&P 500 (the “Index”). (This performance reflects an inception period since many vendors began tracking Theta on August 14, 2013 and September 3, 2013 for the Institutional and Advisors share classes, respectively.)  Our goal each year is to deliver returns in excess of the benchmark Index while taking on lower levels of risk, as measured by standard deviation.  In the current period, we achieved only one of these goals.  We anticipate that over time, Theta should do a much better job at tracking the performance of the Index while maintaining this lower level of relative risk.

Theta relies upon perceived price discrepancies in the options traded on the value of the S&P 500.  One of the major sources of return is the differential between what the market participants project as a fair value of volatility versus the actual level of volatility experienced during a given period.  Since December 2012, and with very few intra-period exceptions, the market participants’ estimates of volatility were wrong.  Even though there was a positive spread between what the option market estimated and the realized volatility, the volatility was primarily in only one direction, towards higher Index prices.

Market volatility comes in three forms: 1. Back and forth across a trendless mean; 2. Higher and farther from the mean; 3. Lower and farther from the mean.  Most investors tend to focus on the third type referenced.  Theta attempts to earn return across all three types of volatility but typically will suffer its poorest performance under condition 2. Condition 2 should allow Theta to produce positive returns but less favorable relative returns.

We failed to believe the story of an ever higher Index without correction and this caused weakened relative performance.  Theta’s short option positions effectively capped a portion of its portfolio’s returns as the market surged higher.  The use of option contracts did contribute to a 44.50% loss reduction in January, but the 4.57% rebound in the Index in February resulted in Theta’s suboptimal position for the Index’s significant upward move.

The specific returns of the Fund as of March 31, 2014 are as follows:

Average Annual Total Return	One Year	Since Inception*	Net Expense Ratio**	Gross Expense Ratio***
Arin Large Cap Theta Fund (Institutional)	n/a	6.36%	0.77%	1.17%
Arin Large Cap Theta Fund (Advisor)	n/a	7.16%	1.17%	1.57%
S&P 500 Stock Index****	n/a	12.54%	n/a	n/a

The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit ncfunds.com or call the Fund at (800) 773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

*The Fund’s inception date was August 14, 2013 for the Institutional Class shares and September 3, 2013 for the Advisor Class shares.

**The Advisor has entered into an Operating Plan with the Administrator, through June 30, 2014, under which it has agreed to (i) make payments to the administrator based upon the Fund's net assets according to a schedule included in the Operating Plan and (ii) assume certain expenses of the Fund outlined in the Operating Plan. These measures are intended to limit the Fund's operating expenses to 0.68% of the average daily net assets, exclusive of taxes, interest, brokerage fees and commissions, distribution and/or service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses. The Operating Plan can only be terminated at the conclusion of the then-current term by notice of non-renewal to a party or mutual agreement of the parties. The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.
.
***Gross expense ratio is from the Fund’s prospectus dated July 26, 2013.

****You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

As a reminder, while we use the Fund’s benchmark to provide an objective measure of the Fund’s performance, we do not manage the Fund to any specific benchmark. The investment strategy of the Fund incorporates elements that the major benchmarks simply do not capture (i.e. hedging, synthetic exposures through options, high levels of cash, etc.).   Our current investment philosophy is that we are in a market that is enjoying the false luxury of easy money and relative safety.  The current fundamentals and market demand may be divorced or at least distorted by several macroeconomic trends such as globalization, central bank influence, financial engineering, and capital structure arbitrage.  Though several economic indicators appear strong, all too often one layer into the data reveals a more troubling trend.  One simple example of this is the reported monthly unemployment rate.  While the headline number approaches six percent, this figure neglects to adjust for the declining employment participation rate and average wage growth.  We do not attempt to predict the Index’s direction or the level of realized volatility.  We use differences in the rate of volatility implied by option prices as our means to access the Beta of the Index.  As a result, we believe that the Fund strives to generate excess risk adjusted returns in a way that is atypical from how mutual funds or other publicly available commingled pools traditionally have been managed.

 Specifically, we believe that investors should consider:

●
Investors should stay rational across most Market Environments.  We often assert many investors want to participate in the equity market but are reluctant to do so because the ever present risk of loss.  In late 2008 and early 2009, many investors rushed to close their equity accounts in panic.  We believe these investors lost focus and engineered a false pretext for making investment decisions.  We believe Theta provides clients with a tool to stay rational longer.  It is through this longer, more stable exposure that they can tolerate the gyrations of the equity market while retaining the chance of meeting their financial goals.

●
The ability to preserve capital in down market periods.  We seek to achieve this by buying and selling option combinations that offer downside protection with upside participation.  Of course, the trade-off for reducing downside loss is that under certain market conditions, returns will trail the Index.  Certainly, 2013 and February 2014 represent the market conditions that expose a period of relative weakness in Theta, big “right tail” or positive moves with low expected volatility prices in the options market.

We have no means of knowing when the geopolitical escapades (Ukraine, Venezuela, China, Brazil, etc.) will temper, what the lasting impact of the poor weather in the West, Midwest and Northeast will be, how the Congressional Budget Office’s estimate that unemployment will remain above six percent (6%) for the foreseeable future will affect monetary policy, or how the reduction in estimated Gross Domestic Product growth by the Bureau of Economic Analysis will impact company sales’ growth.  Another anecdote is the renewed interest in late 1990’s metric of Price to Sales as a key valuation measure.

While I tend to agree the market knows best, I am unable to shake the idea that this market may be just a game of musical chairs in which financial engineered results cloud true weakness in the performance from operations and innovation.  Theta does not require us to be right all the time.  Theta just requires us to be less wrong over time.

I invite any current or prospective shareholder to call or email me directly to discuss the Arin Large Cap Theta Fund and our investment approach.

Very truly yours,

Joe DeSipio, CFA
Arin Risk Advisors, LLC

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Arin Large Cap Theta Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from August 14, 2013 (Date of Initial Public Investment) to February 28, 2014

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment at August 14, 2013 (Date of Initial Public Investment) and represents the reinvestment of all dividends and capital gains.  This graph depicts the performance of Institutional Class Shares versus the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is for illustrative purposes only.

Average Annual Total Returns
			Gross
As of	Since	Inception	Expense
February 28, 2014	Inception	Date	Ratio*
Institutional	6.67%	08/14/13	1.17%
S&P 500 Total Return Index	11.60%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated July 26, 2013.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.arinllc.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends and distributions.

Arin Large Cap Theta Fund - Advisor Class Shares

Performance Update (Unaudited)

For the period from September 3, 2013 (Date of Initial Public Investment) to February 28, 2014

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment at September 3, 2013 (Date of Initial Public Investment) and represents the reinvestment of all dividends and capital gains.  This graph depicts the performance of Advisor Class Shares versus the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is for illustrative purposes only.

Average Annual Total Returns
			Gross
As of	Since	Inception	Expense
February 28, 2014	Inception	Date	Ratio*
Advisor - No Sales Load	6.75%	09/03/13	1.57%
S&P 500 Total Return Index	14.59%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated July 26, 2013.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.arinllc.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends and distributions.

Arin Large Cap Theta Fund

Schedule of Investments

As of February 28, 2014
			Shares	Value (Note 1)

EXCHANGE TRADED FUND - 11.01%
SPDR S&P 500 ETF Trust			3,500	$652,015

Total Exchange Traded Fund (Cost $580,738)				652,015

TREASURY BILLS - 37.83%	Principal	Yield	Maturity Date
United States Treasury Bill (a)	$400,000	0.000%	4/3/2014	399,990
United States Treasury Bill (a)	240,000	0.000%	4/17/2014	239,985
United States Treasury Bill (a)	1,600,000	0.000%	4/24/2014	1,599,885
				2,239,860

Total Treasury Bills (Cost $2,239,895)				2,239,860

INVESTMENT COMPANY - 56.35%
§ Fidelity Institutional Money Market Funds, 0.04%			3,335,865	3,335,865

Total Investment Company (Cost $3,335,865)				3,335,865

CALL OPTIONS PURCHASED - 8.18%	Number of Contracts	Exercise Price	Expiration Date
* S&P 500 Index Call Option	28	$1,720.00	3/14/2014	398,720
* S&P 500 Index Call Option	20	1,825.00	3/14/2014	85,300
				484,020

Total Call Options Purchased (Cost $342,758)				484,020

Total Value of Investments (Cost $6,499,256) - 113.37%				$6,711,760

Liabilities in Excess of Other Assets - (13.37)%				(791,550)

Net Assets - 100%				$5,920,210

* Non-income producing investment
§ Represents 7 day effective yield

(a)	All or a portion of this security is held in a margin account at the broker for options written.

See Notes to Financial Statements

Arin Large Cap Theta Fund

Schedule of Options Written

As of February 28, 2014
				Value (Note 1)

CALL OPTIONS WRITTEN - 10.77%	Number of Contracts	Exercise Price	Expiration Date
S&P 500 Index Call Option	20	$1,785.00	3/7/2014	$146,276
S&P 500 Index Call Option	5	1,790.00	3/22/2014	38,050
S&P 500 Index Call Option	5	1,810.00	3/22/2014	29,425
S&P 500 Index Call Option	1	1,820.00	3/7/2014	3,770
S&P 500 Index Call Option	10	1,875.00	3/22/2014	11,488
S&P 500 Index Call Option	3	500.00	3/22/2014	408,495
				637,504

Total Call Options Written (Premiums Received $613,288)				637,504

PUT OPTIONS WRITTEN - 3.23%	Number of Contracts	Exercise Price	Expiration Date
S&P 500 Index Put Option	3	$2,500.00	3/22/2014	191,385
				191,385

Total Put Options Written (Premiums Received $196,790)				191,385

Total Options Written (Premiums Received $810,078)				$828,889

	Summary of Investments
		% of Net
		Assets	Value
	Exchange Traded Fund	11.01%	$652,015
Treasury Bills		37.83%	2,239,860
	Call Options Purchased	8.18%	484,020
	Short-Term Investment	56.35%	3,335,865
Total		113.37%	$6,711,760

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statement of Assets and Liabilities

As of February 28, 2014

Assets:
Investments, at value (cost $6,499,256)	$6,711,760
Receivables:
Investments sold	161,697
Fund shares sold	138,102
Dividends and interest	98

Total assets	7,011,657

Liabilities:
Options written, at value (premiums received $810,078)	828,889
Due to Broker	109,932
Payables:
Investments purchased	149,611
Accrued expenses
Advisory fees	1,738
Administration fees	1,216
Interest expenses	47
Distribution and service fees	14

Total liabilities	1,091,447

Net Assets	$5,920,210

Net Assets Consist of:
Capital	$5,774,305
Accumulated net realized loss on investments and written options	(47,788)
Net unrealized appreciation/depreciation on investments and written options	193,693

Total Net Assets	$5,920,210

Institutional shares outstanding, no par value (unlimited authorized shares)	561,028
Net Assets	$5,867,981
Net Asset Value, Offering Price and Redemption Price Per Share	$10.46

Advisor shares outstanding, no par value (unlimited authorized shares)	4,985
Net Assets	$52,229
Net Asset Value, Offering Price and Redemption Price Per Share	$10.48

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statement of Operations

For the period from August 14, 2013 (Date of Initial Public Investment) to February 28, 2014

Investment Income:
Dividends	$6,364
Interest	330

Total Investment Income	6,694

Expenses:
Advisory fees (note 2)	6,368
Administration fees (note 2)	4,457
Distribution and service fees - Advisor Class Shares (note 3)	75
Interest Expense	2,790

Total Expenses	13,690

Net Investment Loss	(6,996)

Realized and Unrealized Gain (Loss) on Investments and Options Written

Net realized gain (loss) from:
Investments	$194,076
Options Written	(182,125)
Net realized gain on investments and options written	11,951

Change in unrealized appreciation (depreciation) on:
Investments	212,504
Options Written	(18,811)
Net change in unrealized appreciation on investments and options written	193,693

Net Realized and Unrealized Gain on Investments and Options Written	$205,644

Net Increase in Net Assets Resulting from Operations	$198,648

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statement of Changes in Net Assets

For the period from August 14, 2013 (Date of Initial Public Investment) to February 28, 2014

Operations:
Net investment loss		$(6,996)
Net realized gain from investments and options written		11,951
Net change in unrealized appreciation on investments and options written		193,693

Net Increase in Net Assets Resulting from Operations		198,648

Distributions to Shareholders:
Net realized gain
Institutional Class Shares		(52,037)
Advisor Class Shares		(706)

Net Decrease in Net Assets Resulting from Distributions		(52,743)

Capital Share Transactions:
Shares sold		5,803,728
Reinvested dividends and distributions		45,341
Shares repurchased		(74,764)

Net Increase from Capital Share Transactions		5,774,305

Net Increase in Net Assets		5,920,210

Net Assets:
Beginning of Period		-
End of Period		$5,920,210

Undistributed Net Investment Income		$-

Share Information:
Institutional Class Shares	Shares	Amount
Shares sold	563,891	$5,753,761
Reinvested dividends and distributions	4,351	44,635
Shares repurchased	(7,214)	(74,764)
Net Increase in Capital Shares	561,028	$5,723,632
Outstanding, Beginning of Period	-	-
Outstanding, End of Period	561,028	$5,723,632

Advisor Class Shares	Shares	Amount
Shares sold	4,916	$49,967
Reinvested dividends and distributions	69	706
Shares repurchased	-	-
Net Increase in Capital Shares	4,985	$50,673
Outstanding, Beginning of Period	-	-
Outstanding, End of Period	4,985	$50,673

See Notes to Financial Statements

Arin Large Cap Theta Fund

Financial Highlights

For a share outstanding during the period from	Institutional
August 14, 2013 (Date of Initial Public Investment) to February 28, 2014	Class Shares

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment loss	(0.01)
Net realized and unrealized gain on investments and options written	0.67

Total from Investment Operations	0.66

Less Distributions:
Net realized gain on investment transactions	(0.20)

Total Distributions	(0.20)

Net Asset Value, End of Period	$10.46

Total Return (a)	6.67%	(c)

Net Assets, End of Period (in thousands)	$5,868

Average Net Assets for the Period (in thousands)	$2,929

Ratios of:
Gross Expenses to Average Net Assets (d)	0.85%	(b)
Net Expenses to Average Net Assets (d)	0.85%	(b)
Net Investment Income/(Loss) to Average Net Assets (e)	(0.43)%	(b)

Portfolio turnover rate	0.00%	(c)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Annualized.
(c) Not Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements	(Continued)

Arin Large Cap Theta Fund

Financial Highlights

For a share outstanding during the period from	Advisor
September 3, 2013 (Date of Initial Public Investment) to February 28, 2014	Class Shares

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment loss	(0.03)
Net realized and unrealized gain on investments and options written	0.70

Total from Investment Operations	0.67

Less Distributions:
Net realized gain on investment transactions	(0.19)

Total Distributions	(0.19)

Net Asset Value, End of Period	$10.48

Total Return (a)	6.75%	(c)

Net Assets, End of Period (in thousands)	$52

Average Net Assets for the Period (in thousands)	$38

Ratios of:
Gross Expenses to Average Net Assets (d)	1.24%	(b)
Net Expenses to Average Net Assets (d)	1.24%	(b)
Net Investment Income/(Loss) to Average Net Assets (e)	(0.78)%	(b)

Portfolio turnover rate	0.00%	(c)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Annualized.
(c) Not Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements

Arin Large Cap Theta Fund

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Arin Large Cap Theta Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund’s investment advisor, Arin Risk Advisors, LLC (the “Advisor”), seeks to achieve the Fund’s investment objective by investing in a portfolio of common stocks, exchange-traded funds (“ETFs”), and futures contracts, while also engaging in options trades that the Advisor believes will be profitable due to perceived pricing discrepancies in the options market.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Advisor Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except that the Advisor Class Shares are subject to distribution and service fees which are further discussed in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.  The Date of Initial Public Investment for the Institutional Class Shares was August 14, 2013.  The Date of Initial Public Investment for the Advisor Class Shares was September 3, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Fund’s investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.

Option Valuation
Exchange-listed options are valued at the mean between bid and ask prices as reported on their primary exchange as of 4:00 p.m. Eastern Time (the “Valuation Time”).  For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

  (Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of February 28, 2014 for the Fund’s investments measured at fair value:

Investments (a)	Total	Level 1	Level 2	Level 3
Assets
Exchange Traded Fund	$652,015	$652,015	$-	$-
Treasury Bills	2,239,860	-	2,239,860	-
Call Options Purchased	484,020	-	484,020	-
Short-Term Investment	3,335,865	3,335,865	-	-
Total Assets	$6,711,760	$3,987,880	$2,723,880	$-

Liabilities
Options Written	$828,889	$-	$828,889	$-
Total Liabilities	$828,889	$-	$828,889	$-

(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the initial period ended February 28, 2014.  The Fund did not hold any Level 3 securities during the year.  Please refer to the Schedule of Investments for industry classification.

Purchased Options
When the Fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

  (Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statement of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The derivative instruments outstanding as of February 28, 2014 are disclosed below and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The following table sets forth the effect of the derivative instruments on the Statement of Assets and Liabilities as of February 28, 2014:

Derivative Type	Location	Value
Options Purchased	Investments, at value	$484,020
Options Written	Options written, at value	$828,889

The following table sets forth the effect of the option contracts on the Statement of Operations for the initial period ended February 28, 2014:

Derivative Type	Location	Gains (Losses)
Equity Contracts – purchased options	Net realized gain from investments	$194,076
Equity Contracts – written options	Net realized loss from options written	$(182,125)

Equity Contracts – purchased options	Change in unrealized appreciation (depreciation) on investments	$141,262
Equity Contracts – written options	Change in unrealized appreciation (depreciation on options written	$(18,811)

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion and amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Exchange Traded Funds
The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

  (Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The Advisor shall receive an investment advisory fee equal to an annualized rate of 0.40% of the average daily net assets of the Fund.  In accordance with these terms, the Fund incurred $6,368 in advisory fees for the initial period ended February 28, 2014.

Administrator
a) Fund Accounting and Administration Agreement:  The Nottingham Company provides the Fund with administrative, fund accounting, and compliance services.  The Administrator receives compensation from the Fund at a maximum annual rate of 0.28% if the average daily net assets are under $250 million.  The Administrator is responsible for the coordination and payment of vendor services and other Fund expenses from such compensation.  Pursuant to this arrangement, the Administrator pays the following expenses: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) clerical and shareholder service staff salaries; (iii) office space and other office expenses; (iv) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (v) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vi) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (vii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (viii) expenses of registering shares under federal and state securities laws; (ix) insurance expenses; (x) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xi) compensation for a chief compliance officer for the Trust; (xii) expenses, including clerical expenses, of issue, sale, redemption, or repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  The Administrator cannot recoup from the Fund any Fund expenses in excess of the administration fees payable under the Fund Accounting and Administration Agreement.

b) Operating Plan:  The Advisor has entered into an Operating Plan with the Administrator under which it has agreed to make the following payments to the Administrator: (i) when the Fund’s assets are below $49 million, the Advisor pays the Administrator a fee based on the daily average net assets of the Fund; and (ii) when the consolidated fee collected by the Administrator is less than a designated minimum operating cost, then the Advisor pays the Administrator a fee that makes up the difference.  The Advisor is also obligated to pay the following Fund expenses under the Operating Plan: (i) marketing, distribution, and servicing expenses related to the sale or promotion of Fund shares that the Fund is not authorized to pay pursuant to the Investment Company Act; (ii) expenses incurred in connection with the organization and initial registration of shares of the Fund; (iii) expenses incurred in connection with the dissolution and liquidation of the Fund; (iv) expenses related to shareholder meetings and proxy solicitations; (v) fees and expenses related to legal, auditing, and accounting services that are in amounts greater than the limits or outside of the scope of ordinary services; and (vi) hiring employees and retaining advisers and experts as contemplated by Rule 0-1(a)(7)(vii) of the Investment Company Act.

  (Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

The Operating Plan may be terminated by either party at the conclusion of the then current term upon: (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Fund’s administrator under the Operating Plan.  If the Operating Plan is terminated when the Fund is at lower asset levels, the administrator would likely need to terminate the Fund Accounting and Administration Agreement in order to avoid incurring expenses without reimbursement from the Advisor.  Unless other expense limitation arrangements were put in place, the Fund’s expenses would likely increase.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

As of February 28, 2014, Cipperman Compliance Services, LLC assumed providing services as the Trust’s Chief Compliance Officer.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for the Advisor Class Shares.  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.40% per annum of the Fund’s average daily net assets attributable to the Advisor Class Shares, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the initial period ended February 28, 2014, $75 in fees were incurred by the Advisor Class Shares.

4.	Purchases and Sales of Investment Securities

For the initial period ended February 28, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$580,738	-

  (Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

There were no long-term purchases or sales of U.S Government Obligations during the initial period ended February 28, 2014.

5.	Option Writing

Option Contracts Written for the initial period ended February 28, 2014	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Period	-	$-
Options written	265	1,327,006
Options closed	(157)	(479,561)
Options expired	(61)	(37,367))
Options Outstanding, End of Period	47	$810,078

6.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund’s tax positions to be taken on the current fiscal year federal income tax return and as of and during the fiscal year ended February 28, 2014, determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

For the initial period ended February 28, 2014, the following reclassifications were made:

Undistributed Net Investment Income	$6,996
Accumulated Net Realized Loss on Investments	(6,996)

Distributions during the period ended were characterized for tax purposes as follows:

	Distributions from
For the Period Ended	Ordinary Income	Long-Term Capital Gains
02/28/2014	$20,010	$32,733

At February 28, 2014, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$5,811,629

Unrealized Appreciation	$71,282
Unrealized Depreciation	(40)
Net Unrealized Appreciation	$71,242

Undistributed Ordinary Income	26,754
Undistributed Long-Term Gains	47,909

Distributable Earnings	$145,905

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to mark to market of 1256 contracts.

  (Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

7.	Underlying Investment in Other Investment Company

The Fund currently invests a portion of its assets in the Fidelity Institutional Money Market Funds (“Fidelity Fund”).  The Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of the Fidelity Fund.  The financial statements of the Fidelity Fund, including the portfolio of investments, can be found at Fidelity’s website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of February 28, 2014, the Fund’s net assets invested in the Fidelity Fund was 56.35%.

8.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

9.	Recent Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Financial Services—Investment Companies. ASU 2013-08 provides clarifying guidance to determine if an entity qualifies as an investment company. ASU 2013-08 also requires an investment company to measure non-controlling interests in other investment companies at fair value. The following disclosures will also be required upon adoption of ASU 2013-08: (i) whether an entity is an investment company and is applying the accounting and reporting guidance for investment companies; (ii) information about changes, if any, in an entity’s status as an investment company; and (iii) information about financial support provided or contractually required to be provided by an investment company to any of its investees. The requirements of ASU 2013-08 are effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. It is not expected that ASU 2013-08 will have an impact on financial statement disclosures.

10.	Borrowings

The Fund established a borrowing agreement with Interactive Brokers, LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.

Interest is based on the Federal Funds rate plus 1.5% on the first $100,000 and Federal Funds rate plus 1% on the next $900,000. The average borrowing during the fiscal year was $332,386, and the average interest rate during the year was 1.55%. Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. Total interest expense for the year was $2,790 as reflected in the Statement of Operations.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments in addition to the disclosure above.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Starboard Investment Trust
and the Shareholders of the Arin Large Cap Theta Fund

We have audited the accompanying statement of assets and liabilities of the Arin Large Cap Theta Fund, a series of shares of beneficial interest of the Starboard Investment Trust (the “Fund”), including the schedule of investments, as of February 28, 2014, and the related statements of operations and changes in net assets for the period August 14, 2013 (commencement of operations) through February 28, 2014 and the financial highlights for the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2014 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Arin Large Cap Theta Fund as of February 28, 2014, and the results of its operations and the changes in its net assets for the period August 14, 2013 through February 28, 2014 and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 28, 2014

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s initial period ended February 28, 2014.

During the fiscal year, the Fund paid a long-term capital gain distribution of $52,743.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  (Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

Institutional Class Shares	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,079.70	$4.49
	$1,000.00	$1,020.48	$4.36
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 0.85%,    multiplied by 181/365 (to reflect one half year).

Advisor Class Shares	Beginning Account Value September 3, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,067.50	$6.29
	$1,000.00	$1,018.44	$6.14
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.24%,    multiplied by 179/365 (to reflect the initial period).

5.	Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At a meeting of the Fund’s Board of Trustees on May 29, 2012, the Trustees approved the Investment Advisory Agreement for an initial two-year term.  In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (iv) the Advisor’s practices regarding brokerage and portfolio transactions; and (v) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Advisor to the Trustees containing information about the advisory firm and its business.  The memorandum provided information about the Advisor’s finances, personnel, services to the Fund, investment advice, fees, and compliance program.  It also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.  The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.  In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Investment Advisory Agreement.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services to be provided by the Advisor to the Fund including, without limitation, the Advisor’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, proposed efforts during the Fund’s start-up phase, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor seeks to achieve the Fund’s investment objective by investing in closed-end funds that are trading at substantial discounts to their net asset values.  The Trustees also noted that when selecting investments, the Advisor employs a proprietary research process that uses quantitative information to forecast whether the market discount on a closed-end fund will increase or decrease.  The Trustees further noted that the Fund’s principal executive officer is the President of the Advisor and will serve the Fund without additional compensation from the Fund.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., the Advisor’s Form ADV and descriptions of the Advisor’s business and compliance program), the Board of Trustees concluded that the nature, extent, and quality of the services to be provided by the Advisor were satisfactory and adequate for the Fund.

  (Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

In considering the investment performance of the Advisor, the Trustees discussed the Advisor’s experience managing investments and reviewed the performance of the Theta strategy run by the Advisor for the previous six years.  The Trustees compared the performance of the Theta strategy with the performance of benchmark indices and applicable peer group data.  After review of the Advisor’s experience managing other accounts, the Board of Trustees concluded that the investment performance of the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees first noted that the management fee for the Fund would be 0.40%.  The Trustees then reviewed the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance programs, policies, and procedures; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the projected asset levels of the Fund; the Advisor’s payment of startup costs for the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.  The Trustees noted that the Advisor directly pays for certain expenses of the Fund under an Operating Plan in order to help limit the Fund’s annual operating expenses.  The Trustees reviewed the financial statements of the Advisor and discussed the financial stability and profitability of the firm.  The Advisor responded to questions about the financial condition of the firm and its principals.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s other clients.  The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  The Trustees determined that the management fee was lower than comparable funds and lower than the peer group average.  The Trustees noted that the net expense ratio also was lower than the comparable funds and the peer group average.  Following further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors, the Trustees reviewed the Fund’s fee arrangements with the Advisor.  The Trustees noted that, while the management fee would remain the same at all asset levels, the Advisor had agreed to directly pays for certain Fund expenses under an Operating Plan in order to help limit the Fund’s annual operating expenses.  The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor.  Following further discussion of the Fund’s projected asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor’s practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the

  (Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

6.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $758.00 during the fiscal year ended February 28, 2014 from the Fund for their services to the Fund and Trust under the Operating Plan.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 81	Independent Trustee	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	23
Independent Trustee of Brown Capital Management Funds for its three series, DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, and  Centaur Mutual Funds Trust for its one series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Giordano Investment Trust for its one series during 2011, and New Providence Investment Trust for its one series from inception until 2011 (all registered investment companies).

  (Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael G. Mosley Age: 61	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	23	None.
Theo H. Pitt, Jr. Age: 78	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	23
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hanna Investment Trust for its one series, Hillman Capital Management Investment Trust for its one series, and World Funds Trust for its one series (all registered investment companies); previously, Independent Trustee of NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Centaur Mutual Funds Trust for its one series from 2004 to 2009 (all registered investment companies).

James H. Speed, Jr. Age: 61	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	23
Independent Trustee of the following Brown Capital Management Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

  (Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
J. Buckley Strandberg Age: 54	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	23	None.
Other Officers
Joseph J. DeSipio Age: 49 200 Four Falls, Suite 211 1001 Conshohocken State Road West Conshohocken, PA 19428	President (Arin Funds)	Since 3/12
Co-Founder and Chief Market Strategist of Arin Risk Advisors, LLC (advisor to the Arin Fund) since 2009.  Previously, Investment Strategist of SEI Investment Company (financial services) from 2007 until 2009 and Director of Options Strategy Group for Evergreen Investments (investment management) from 2000 until 2007.
				n/a	n/a
Lawrence H. Lempert Age: 46 200 Four Falls, Suite 211 1001 Conshohocken State Road West Conshohocken, PA 19428	Treasurer (Arin Funds)	Since 3/12
Trading Director of Arin Risk Advisors, LLC since 2009 and Chief Compliance Officer since 2011. Managing member of Bullock Capital, LLC (securities brokerage) since 2004.  Previously  managing member of LX2 Trading LLC.
				n/a	n/a
Katherine M. Honey Age: 40	Secretary	Since 10/13	EVP of The Nottingham Company since 2008.	n/a	n/a
Martin W. Dziura Age: 54	Chief Compliance Officer	Since 1/14	Managing Director for Cipperman Compliance Services, LLC	n/a	n/a

(Continued)

Arin Large Cap Theta Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Arin Risk Advisors, LLC
116 South Franklin Street	200 Four Falls
Post Office Drawer 4365	Suite 211
Rocky Mount, North Carolina 27803	West Conshohocken, PA 19428

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	arinllc.com

Item 2.	CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, February 28, 2014, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees – Audit fees billed for the registrant for the fiscal year ended February 28, 2014 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2014
Arin Large Cap Theta Fund	$2,000

(b)	Audit-Related Fees – There were no additional fees billed in the fiscal year ended February 28, 2014 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed in each of the fiscal year ended February 28, 2014 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2014
Arin Large Cap Theta Fund	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal year.

(e)	(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal year ended April 28, 2014 was 2,000.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By: (Signature and Title)	/s/Joseph J. DeSipio
Date: May 2, 2014	Joseph J. DeSipio President and Principal Executive Officer Arin Large Cap Theta Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/Joseph J. DeSipio
Date: May 2, 2014	Joseph J. DeSipio President and Principal Executive Officer Arin Large Cap Theta Fund

By: (Signature and Title)	/s/Lawrence H. Lempert
Date: May 2, 2014	Lawrence H. Lempert Treasurer and Principal Financial Officer Arin Large Cap Theta Fund